UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2022

THERIVA BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9605 Medical Center Drive, Suite 270

Rockville, Maryland 20850

(Address of principal executive offices and zip code)

(301) 417-4364

Registrant’s telephone number, including area code

Synthetic Biologics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 12, 2022, Synthetic Biologics, Inc., a Nevada corporation (the “Company”), changed its name to Theriva Biologics, Inc. (the “Name Change”) by filing a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada on October 11, 2022.

In addition, on October 11, 2022, the Company filed a Certificate of Change to its Articles of Incorporation (the “Certificate of Change”) with the Secretary of State of the State of Nevada that was effective on October 12, 2022 that increased the number of the Company’s authorized shares of common stock, $0.001 par value per share (the “Common Stock”), from 20,000,000 shares to 350,000,000 shares.

In addition, effective October 12, 2022, the Company amended and restated its Amended and Restated Bylaws (the “Bylaws”) to reflect the Name Change (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws contain no other changes. In accordance with the Nevada Revised Statutes and the Bylaws, the Board approved the Amended and Restated Bylaws, and stockholder approval was not required for such amendment.

The foregoing descriptions are only a summary of the Certificate of Amendment, the Certificate of Change and Amended and Restated Bylaws, and are qualified in their entirety by reference to the full text of the Certificate of Amendment, the Certificate of Change and Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

 Item 7.01.   Regulation FD Disclosure.

On October 12, 2022, the Company issued a press release announcing the Name Change and the Symbol Change (as defined below). A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Events.

In connection with the Name Change, the Company’s Common Stock will begin trading on the NYSE American LLC under the new ticker symbol “TOVX” effective as of the opening of trading hours on October 13, 2022 (the “Symbol Change”). The CUSIP number of the Common Stock will remain the same.

The Name Change and Symbol Change do not affect the rights of the Company’s security holders. The Common Stock will continue to be traded on the NYSE American LLC. Following the Name Change, the stock certificates of the Common Stock, which reflect the former name of the Company, will continue to be valid. Certificates reflecting the Name Change will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
3.1	Certificate of Amendment to Articles of Incorporation
3.2	Certificate of Change to Articles of Incorporation
3.3	Amended and Restated Bylaws
99.1	Press release of Theriva Biologics, Inc. dated October 12, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2022	SYNTHETIC BIOLOGICS, INC.

	By:	/s/ Steven A. Shallcross
		Name:	Steven A. Shallcross
		Title:	Chief Executive Officer and Chief Financial Officer